Exhibit 99.2
EHEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
AS PREVIOUSLY REPORTED AND AS ADJUSTED
FOR THE IMPACT OF ASC 606 ADOPTION
(In thousands, unaudited)

	December 31, 2015		December 31, 2016		December 31, 2017
	As Reported	As Adjusted	As Reported	As Adjusted	As Reported	As Adjusted
Assets
Current assets:
Cash and cash equivalents	$62,710	$62,710	$61,781	$61,781	$40,293	$40,293
Accounts receivable	9,647	3,511	9,213	1,948	9,894	1,475
Commissions receivable - current	—	109,241	—	104,726	—	109,666
Prepaid expenses and other current assets	5,185	3,667	5,148	3,857	4,845	4,305
Total current assets	77,542	179,129	76,142	172,312	55,032	155,739
Commissions receivable - non current	—	140,505	—	153,051	—	169,751
Property and equipment, net	7,364	7,364	5,608	5,608	4,705	4,705
Other assets	4,697	2,831	4,473	3,807	7,317	7,287
Intangible assets, net	9,620	9,620	8,580	8,580	7,540	7,540
Goodwill	14,096	14,096	14,096	14,096	14,096	14,096
Total assets	$113,319	$353,545	$108,899	$357,454	$88,690	$359,118
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,012	$3,012	$5,112	$5,112	$3,246	$3,246
Accrued compensation and benefits	14,386	14,386	10,920	10,920	15,498	15,498
Accrued marketing expenses	10,698	11,963	7,158	8,058	4,088	4,693
Other current liabilities	3,840	1,261	4,734	1,428	3,815	2,008
Total current liabilities	31,936	30,622	27,924	25,518	26,647	25,445
Deferred income taxes - non-current	—	80,491	—	75,403	—	45,089
Other non-current liabilities	4,962	6,257	3,374	4,253	900	1,920
Stockholders’ equity:
Common stock	29	29	29	29	30	30
Additional paid-in capital	266,699	266,699	272,778	272,778	281,706	281,706
Treasury stock, at cost	(199,998)	(199,998)	(199,998)	(199,998)	(199,998)	(199,998)
Retained earnings (accumulated deficit)	9,498	169,252	4,616	179,295	(20,796)	204,725
Accumulated other comprehensive income	193	193	176	176	201	201
Total stockholders’ equity	76,421	236,175	77,601	252,280	61,143	286,664
Total liabilities and stockholders’ equity	$113,319	$353,545	$108,899	$357,454	$88,690	$359,118

EHEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
AS PREVIOUSLY REPORTED
(In thousands, except per share amounts, unaudited)

	For the Three Months Ended								For the Year Ended December 31,
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017	2015	2016	2017
As reported:
Revenue
Commission	$69,387	$34,649	$29,941	$36,873	$76,182	$25,802	$24,663	$31,777	$171,257	$170,850	$158,424
Other	4,457	2,628	2,138	6,887	2,757	2,155	1,956	7,063	18,284	16,110	13,931
Total revenue	73,844	37,277	32,079	43,760	78,939	27,957	26,619	38,840	189,541	186,960	172,355

Operating costs and expenses:
Cost of revenue	2,184	533	30	429	1,629	204	176	264	4,178	3,176	2,273
Marketing and advertising	20,882	12,936	10,206	28,189	15,055	14,240	13,383	23,196	75,571	72,213	65,874
Customer care and enrollment	10,400	10,611	11,456	16,251	12,109	12,012	15,798	19,264	43,159	48,718	59,183
Technology and content	8,507	8,289	8,257	7,696	8,072	7,932	8,354	8,531	36,351	32,749	32,889
General and administrative	7,928	10,615	8,925	7,748	9,992	10,534	9,353	10,090	30,239	35,216	39,969
Restructuring charges (benefit)	—	(158)	(139)	—	—	—	—	—	4,541	(297)	—
Acquisition costs	—	—	—	—	—	—	—	621	—	—	621
Amortization of intangible assets	260	260	260	260	260	260	260	260	1,153	1,040	1,040
Total operating costs and expenses	50,161	43,086	38,995	60,573	47,117	45,182	47,324	62,226	195,192	192,815	201,849
Income (loss) from operations	23,683	(5,809)	(6,916)	(16,813)	31,822	(17,225)	(20,705)	(23,386)	(5,651)	(5,855)	(29,494)
Other income (expense), net	(11)	(21)	7	127	26	90	98	113	45	102	327
Income (loss) before provision (benefit) for income taxes	23,672	(5,830)	(6,909)	(16,686)	31,848	(17,135)	(20,607)	(23,273)	(5,606)	(5,753)	(29,167)
Provision (benefit) for income taxes	5,638	(5,354)	(1,173)	18	(1,573)	125	9	(2,315)	(843)	(871)	(3,755)
Net income (loss)	$18,034	$(476)	$(5,736)	$(16,704)	$33,421	$(17,260)	$(20,616)	$(20,958)	$(4,763)	$(4,882)	$(25,412)
Net income (loss) per share:
Basic	$0.99	$(0.03)	$(0.31)	$(0.91)	$1.82	$(0.93)	$(1.11)	$(1.12)	$(0.26)	$(0.27)	$(1.37)
Diluted	$0.99	$(0.03)	$(0.31)	$(0.91)	$1.80	$(0.93)	$(1.11)	$(1.12)	$(0.26)	$(0.27)	$(1.37)
Weighted-average number of shares used in per share amounts:
Basic	18,153	18,258	18,329	18,345	18,370	18,481	18,565	18,632	18,008	18,272	18,512
Diluted	18,217	18,258	18,329	18,345	18,561	18,481	18,565	18,632	18,008	18,272	18,512

EHEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
AS ADJUSTED FOR THE IMPACT OF ASC 606 ADOPTION
(In thousands, except per share amounts, unaudited)

	For the Three Months Ended								For the Year Ended December 31,
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017	2015	2016	2017
As adjusted:
Revenue
Commission	$47,133	$33,412	$26,154	$70,535	$38,837	$32,451	$29,539	$76,056	$184,933	$177,234	$176,883
Other	4,278	2,444	2,488	6,880	2,719	2,115	1,927	7,062	18,414	16,090	13,823
Total revenue	51,411	35,856	28,642	77,415	41,556	34,566	31,466	83,118	203,347	193,324	190,706

Operating costs and expenses:
Cost of revenue	285	292	(245)	530	181	56	(9)	354	1,947	862	582
Marketing and advertising	20,882	12,936	10,206	28,189	15,055	14,240	13,383	23,196	75,571	72,213	65,874
Customer care and enrollment	10,400	10,611	11,456	16,251	12,109	12,012	15,798	19,264	42,540	47,930	59,183
Technology and content	8,507	8,289	8,257	7,696	8,072	7,932	8,354	8,531	36,351	32,749	32,889
General and administrative	7,928	10,615	8,925	7,748	9,992	10,534	9,353	10,090	30,858	36,004	39,969
Restructuring charges (benefit)	—	(158)	(139)	—	—	—	—	—	4,541	(297)	—
Acquisition costs	—	—	—	—	—	—	—	621	—	—	621
Amortization of intangible assets	260	260	260	260	260	260	260	260	1,153	1,040	1,040
Total operating costs and expenses	48,262	42,845	38,720	60,674	45,669	45,034	47,139	62,316	192,961	190,501	200,158
Income (loss) from operations	3,149	(6,989)	(10,078)	16,741	(4,113)	(10,468)	(15,673)	20,802	10,386	2,823	(9,452)
Other income (expense), net	291	148	333	377	277	298	300	307	1,285	1,149	1,182
Income (loss) before provision (benefit) for income taxes	3,440	(6,841)	(9,745)	17,118	(3,836)	(10,170)	(15,373)	21,109	11,671	3,972	(8,270)
Provision (benefit) for income taxes	4,235	(8,336)	(13,193)	20,962	(4,916)	(8,664)	(13,197)	(6,919)	7,707	3,668	(33,696)
Net income (loss)	$(795)	$1,495	$3,448	$(3,844)	$1,080	$(1,506)	$(2,176)	$28,028	$3,964	$304	$25,426
Net income (loss) per share:
Basic	$(0.04)	$0.08	$0.19	$(0.21)	$0.06	$(0.08)	$(0.12)	$1.50	$0.22	$0.02	$1.37
Diluted	$(0.04)	$0.08	$0.19	$(0.21)	$0.06	$(0.08)	$(0.12)	$1.47	$0.22	$0.02	$1.34
Weighted-average number of shares used in per share amounts:
Basic	18,153	18,258	18,329	18,345	18,370	18,481	18,565	18,632	18,008	18,272	18,512
Diluted	18,153	18,375	18,393	18,345	18,561	18,481	18,565	19,025	18,119	18,347	18,958

EHEALTH, INC.
SEGMENT INFORMATION
AS PREVIOUSLY REPORTED
(In thousands, unaudited)

	For the Three Months Ended								For the Year Ended December 31,
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017	2015	2016	2017
As reported:
Revenue
Medicare (1)	$43,467	$9,679	$7,395	$19,728	$57,974	$11,014	$10,682	$22,914	$63,163	$80,269	$102,584
Individual, Family and Small Business (2)	30,377	27,598	24,684	24,032	20,965	16,943	15,937	15,926	126,378	106,691	69,771
Total revenue	$73,844	$37,277	$32,079	$43,760	$78,939	$27,957	$26,619	$38,840	$189,541	$186,960	$172,355

Segment profit (loss)
Medicare segment profit (loss) (3)	$17,891	$(14,131)	$(14,896)	$(22,005)	$30,695	$(15,107)	$(18,058)	$(16,290)	$(23,284)	$(33,141)	$(18,760)
Individual, Family and Small Business segment profit (3)	15,555	20,526	17,609	14,215	11,079	8,404	6,824	4,120	59,499	67,905	30,427
Total segment profit (loss)	33,446	6,395	2,713	(7,790)	41,774	(6,703)	(11,234)	(12,170)	36,215	34,764	11,667
Corporate (4)	(6,666)	(8,996)	(7,346)	(6,063)	(6,797)	(6,942)	(6,266)	(6,964)	(25,135)	(29,071)	(26,969)
Stock-based compensation expense	(1,832)	(2,177)	(1,347)	(1,910)	(2,133)	(2,569)	(2,246)	(2,746)	(6,889)	(7,266)	(9,694)
Depreciation and amortization	(1,005)	(929)	(815)	(790)	(762)	(751)	(699)	(625)	(4,148)	(3,539)	(2,837)
Restructuring charges (benefit)	—	158	139	—	—	—	—	—	(4,541)	297	—
Acquisition costs	—	—	—	—	—	—	—	(621)	—	—	(621)
Amortization of intangible assets	(260)	(260)	(260)	(260)	(260)	(260)	(260)	(260)	(1,153)	(1,040)	(1,040)
Other income (expense), net	(11)	(21)	7	127	26	90	98	113	45	102	327
Income (loss) before provision (benefit) for income taxes	$23,672	$(5,830)	$(6,909)	$(16,686)	$31,848	$(17,135)	$(20,607)	$(23,273)	$(5,606)	$(5,753)	$(29,167)

EHEALTH, INC.
SEGMENT INFORMATION
AS ADJUSTED FOR THE IMPACT OF ASC 606 ADOPTION
(In thousands, unaudited)

	For the Three Months Ended								For the Year Ended December 31,
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017	2015	2016	2017
As adjusted:
Revenue
Medicare (1)	$22,433	$21,389	$16,909	$61,425	$25,410	$24,161	$22,999	$69,877	$98,038	$122,156	$142,448
Individual, Family and Small Business (2)	28,978	14,467	11,733	15,991	16,146	10,404	8,467	13,241	105,309	71,169	48,258
Total revenue	$51,411	$35,856	$28,642	$77,416	$41,556	$34,565	$31,466	$83,118	$203,347	$193,325	$190,706

Segment profit (loss)
Medicare segment profit (loss) (3)	$(1,547)	$(2,414)	$(5,377)	$19,732	$(929)	$(2,013)	$(5,796)	$30,875	$13,598	$10,394	$22,137
Individual, Family and Small Business segment profit (3)	14,461	7,629	4,929	6,032	6,770	2,065	(404)	1,141	38,654	33,050	9,573
Total segment profit (loss)	12,914	5,215	(448)	25,764	5,841	52	(6,200)	32,016	52,252	43,444	31,710
Corporate (4)	(6,668)	(8,996)	(7,347)	(6,063)	(6,799)	(6,940)	(6,268)	(6,963)	(25,135)	(29,073)	(26,970)
Stock-based compensation expense	(1,832)	(2,177)	(1,347)	(1,910)	(2,133)	(2,569)	(2,246)	(2,747)	(6,889)	(7,266)	(9,694)
Depreciation and amortization	(1,005)	(929)	(815)	(790)	(762)	(751)	(699)	(623)	(4,148)	(3,539)	(2,837)
Restructuring charges (benefit)	—	158	139	—	—	—	—	—	(4,541)	297	—
Acquisition costs	—	—	—	—	—	—	—	(621)	—	—	(621)
Amortization of intangible assets	(260)	(260)	(260)	(260)	(260)	(260)	(260)	(260)	(1,153)	(1,040)	(1,040)
Other income (expense), net	291	148	333	377	277	298	300	307	1,285	1,149	1,182
Income (loss) before provision (benefit) for income taxes	$3,440	$(6,841)	$(9,745)	$17,118	$(3,836)	$(10,170)	$(15,373)	$21,109	$11,671	$3,972	$(8,270)

EHEALTH, INC.
SEGMENT INFORMATION
AS ADJUSTED FOR THE IMPACT OF ASC 606 ADOPTION (Continued)
(In thousands, unaudited)

Segment Information

We evaluate our business performance and manage our operations as two distinct reporting segments:

•	Medicare and

•	Individual, Family and Small Business.

(1)
The Medicare segment consists primarily of amounts earned from our sale of Medicare-related health insurance plans, including Medicare Advantage, Medicare Supplement and Medicare Part D prescription drug plans, and to a lesser extent, ancillary products sold to our Medicare-eligible customers, including but not limited to, dental, vision, life, short term disability and long term disability insurance, our advertising program that allows Medicare-related carriers to purchase advertising on a separate website developed, hosted and maintained by us and our delivery and sale to third parties of Medicare-related health insurance leads generated by our ecommerce platforms and our marketing activities.

(2)
The Individual, Family and Small Business segment consists primarily of amounts earned from our sale of individual and family and small business health insurance plans and ancillary products sold to our non-Medicare-eligible customers, including but not limited to, dental, vision, life, short term disability and long term disability insurance. To a lesser extent, the Individual, Family and Small Business segment consists of amounts earned from our online sponsorship program that allows carriers to purchase advertising space in specific markets in a sponsorship area on our website, our licensing to third parties the use of our health insurance ecommerce technology and our delivery and sale to third parties of individual and family health insurance leads generated by our ecommerce platforms and our marketing activities.

(3)
Segment profit (loss) is calculated as revenue for the applicable segment less Marketing and Advertising, Customer Care and Enrollment, Technology and Content and General and Administrative operating expenses, excluding stock-based compensation, depreciation and amortization expense, restructuring benefit and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect Marketing and Advertising, Customer Care and Enrollment and Technology and Content operating expenses, excluding stock-based compensation, depreciation and amortization expense and amortization of intangible assets, allocated to the applicable segment based on usage.

(4)
Corporate consists of other indirect General and Administrative operating expenses, excluding stock-based compensation, depreciation and amortization expense, which are managed in a corporate shared services environment and, because they are not the responsibility of segment operating management, are not allocated to the reportable segments.

EHEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS PREVIOUSLY REPORTED
(In thousands, except per share amounts, unaudited)

	For the Three Months Ended								For the Year Ended December 31,
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017	2015	2016	2017
As reported:
GAAP income (loss) from operations	$23,683	$(5,809)	$(6,916)	$(16,813)	$31,822	$(17,225)	$(20,705)	$(23,386)	$(5,651)	$(5,855)	$(29,494)
Stock-based compensation expense (1)	1,832	2,177	1,347	1,910	2,133	2,569	2,246	2,746	6,889	7,266	9,694
Acquisition costs (2)	—			—	—	—	—	621	—	—	621
Restructuring charges (benefit) (3)	—	(158)	(139)	—	—	—	—	—	4,541	(297)	—
Amortization of intangible assets (4)	260	260	260	260	260	260	260	260	1,153	1,040	1,040
Non-GAAP income (loss) from operations	$25,775	$(3,530)	$(5,448)	$(14,643)	$34,215	$(14,396)	$(18,199)	$(19,759)	$6,932	$2,154	$(18,139)

GAAP net income (loss)	$18,034	$(476)	$(5,736)	$(16,704)	$33,421	$(17,260)	$(20,616)	$(20,958)	$(4,763)	$(4,882)	$(25,412)
Stock-based compensation expense (1)	1,832	2,177	1,347	1,910	2,133	2,569	2,246	2,746	6,889	7,266	9,694
Acquisition costs (2)	—	—	—	—	—	—	—	621	—	—	621
Restructuring charges (benefit) (3)	—	(158)	(139)	—	—	—	—	—	4,541	(297)	—
Amortization of intangible assets (4)	260	260	260	260	260	260	260	260	1,153	1,040	1,040
Non-GAAP net income (loss)	$20,126	$1,803	$(4,268)	$(14,534)	$35,814	$(14,431)	$(18,110)	$(17,331)	$7,820	$3,127	$(14,057)

GAAP net income (loss) per diluted share	$0.99	$(0.03)	$(0.31)	$(0.91)	$1.80	$(0.93)	$(1.11)	$(1.12)	$(0.26)	$(0.27)	$(1.37)
Stock-based compensation expense (1)	0.10	0.12	0.07	0.10	0.12	0.14	0.12	0.14	0.38	0.40	0.51
Acquisition costs (2)	—	—	—	—	—	—	—	0.04	—	—	0.04
Restructuring charges (benefit) (3)	—	(0.01)	—	—	—	—	—	—	0.25	(0.02)	—
Amortization of intangible assets (4)	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.06	0.06	0.06
Non-GAAP net income (loss) per diluted share	$1.10	$0.09	$(0.23)	$(0.79)	$1.93	$(0.78)	$(0.98)	$(0.93)	$0.43	$0.17	$(0.76)

GAAP net income (loss)	$18,034	$(476)	$(5,736)	$(16,704)	$33,421	$(17,260)	$(20,616)	$(20,958)	$(4,763)	$(4,882)	$(25,412)
Stock-based compensation expense (1)	1,832	2,177	1,347	1,910	2,133	2,569	2,246	2,746	6,889	7,266	9,694
Depreciation and amortization (6)	1,005	929	815	790	762	751	699	625	4,148	3,539	2,837
Acquisition costs (2)	—	—	—	—	—	—	—	621	—	—	621
Restructuring charges (benefit) (3)	—	(158)	(139)	—	—	—	—	—	4,541	(297)	—
Amortization of intangible assets (4)	260	260	260	260	260	260	260	260	1,153	1,040	1,040
Other (income) expense, net (7)	11	21	(7)	(127)	(26)	(90)	(98)	(113)	(45)	(102)	(327)
Provision (benefit) for income taxes (5)	5,638	(5,354)	(1,173)	18	(1,573)	125	9	(2,315)	(843)	(871)	(3,755)
Adjusted EBITDA	$26,780	$(2,601)	$(4,633)	$(13,853)	$34,977	$(13,645)	$(17,500)	$(19,134)	$11,080	$5,693	$(15,302)

EHEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS ADJUSTED FOR THE IMPACT OF ASC 606 ADOPTION
(In thousands, except per share amounts, unaudited)

	For the Three Months Ended								For the Year Ended December 31,
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017	2015	2016	2017
As adjusted:
GAAP income (loss) from operations	$3,149	$(6,989)	$(10,078)	$16,741	$(4,113)	$(10,468)	$(15,673)	$20,802	$10,386	$2,823	$(9,452)
Stock-based compensation expense (1)	1,832	2,177	1,347	1,910	2,133	2,569	2,246	2,746	6,889	7,266	9,694
Acquisition costs (2)	—	—	—	—	—	—	—	621	—	—	621
Restructuring charges (benefit) (3)	—	(158)	(139)	—	—	—	—	—	4,541	(297)	—
Amortization of intangible assets (4)	260	260	260	260	260	260	260	260	1,153	1,040	1,040
Non-GAAP income (loss) from operations	$5,241	$(4,710)	$(8,610)	$18,911	$(1,720)	$(7,639)	$(13,167)	$24,429	$22,969	$10,832	$1,903

GAAP net income (loss)	$(795)	$1,495	$3,448	$(3,844)	$1,080	$(1,506)	$(2,176)	$28,028	$3,964	$304	$25,426
Stock-based compensation expense (1)	1,832	2,177	1,347	1,910	2,133	2,569	2,246	2,746	6,889	7,266	9,694
Acquisition costs (2)	—	—	—	—	—	—	—	621	—	—	621
Restructuring charges (benefit) (3)	—	(158)	(139)	—	—	—	—	—	4,541	(297)	—
Amortization of intangible assets (4)	260	260	260	260	260	260	260	260	1,153	1,040	1,040
Benefit for income taxes (5)	$(853)	$(929)	$(598)	$(884)	$(975)	$(1,153)	$(1,021)	$(1,478)	$(5,129)	$(3,264)	$(4,628)
Non-GAAP net income (loss)	$444	$2,845	$4,318	$(2,558)	$2,498	$170	$(691)	$30,177	$11,418	$5,049	$32,153

GAAP net income (loss) per diluted share	$(0.04)	$0.08	$0.19	$(0.21)	$0.06	$(0.08)	$(0.12)	$1.47	$0.22	$0.02	$1.34
Stock-based compensation expense (1)	0.10	0.12	0.07	0.10	0.11	0.14	0.12	0.14	0.38	0.40	0.51
Acquisition costs (2)	—	—	—	—	—	—	—	0.03	—	—	0.03
Restructuring charges (benefit) (3)	—	(0.01)	(0.01)	—	—	—	—	—	0.25	(0.02)	—
Amortization of intangible assets (4)	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.06	0.06	0.05
Benefit for income taxes (5)	$(0.05)	$(0.05)	$(0.03)	$(0.05)	$(0.05)	$(0.06)	$(0.05)	$(0.08)	$(0.28)	$(0.18)	$(0.24)
Non-GAAP net income (loss) per diluted share	$0.02	$0.15	$0.23	$(0.15)	$0.13	$0.01	$(0.04)	$1.57	$0.63	$0.28	$1.69

GAAP net income (loss)	$(795)	$1,495	$3,448	$(3,844)	$1,080	$(1,506)	$(2,176)	$28,028	$3,964	$304	$25,426
Stock-based compensation expense (1)	1,832	2,177	1,347	1,910	2,133	2,569	2,246	2,746	6,889	7,266	9,694
Depreciation and amortization (6)	1,005	929	815	790	762	751	699	625	4,148	3,539	2,837
Acquisition costs (2)	—	—	—	—	—	—	—	621	—	—	621
Restructuring charges (benefit) (3)	—	(158)	(139)	—	—	—	—	—	4,541	(297)	—
Amortization of intangible assets (4)	260	260	260	260	260	260	260	260	1,153	1,040	1,040
Other (income) expense, net (7)	(291)	(148)	(333)	(377)	(277)	(298)	(300)	(307)	(1,285)	(1,149)	(1,182)
Provision (benefit) for income taxes (5)	4,235	(8,336)	(13,193)	20,962	(4,916)	(8,664)	(13,197)	(6,919)	7,707	3,668	(33,696)
Adjusted EBITDA	$6,246	$(3,781)	$(7,795)	$19,701	$(958)	$(6,888)	$(12,468)	$25,054	$27,117	$14,371	$4,740

EHEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS ADJUSTED FOR THE IMPACT OF ASC 606 ADOPTION (Continued)
(In thousands, except per share amounts, unaudited)

Explanation of Adjustments

(1)
Non-GAAP income (loss) from operations, Non-GAAP net income (loss), Non-GAAP net income (loss) per diluted share and Adjusted EBITDA exclude the effect of expensing stock-based compensation related to stock options and restricted stock units.

(2)
Non-GAAP income (loss) from operations, Non-GAAP net income (loss), Non-GAAP net income (loss) per diluted share and Adjusted EBITDA exclude costs related to the acquisition of GoMedigap, which was completed in January 2018.

(3)	Non-GAAP income (loss) from operations, Non-GAAP net income (loss), Non-GAAP net income (loss) per diluted share and Adjusted EBITDA exclude restructuring charges (benefit).
(4)	Non-GAAP income (loss) from operations, Non-GAAP net income (loss), Non-GAAP net income (loss) per diluted share and Adjusted EBITDA exclude amortization of intangible assets.
(5)	Non-GAAP net income (loss), Non-GAAP net income (loss) per share and Adjusted EBITDA exclude provision (benefit) for income taxes.
(6)	Adjusted EBITDA excludes depreciation and amortization.
(7)	Adjusted EBITDA excludes other income (expense), net.

EHEALTH, INC.
COMMISSION REVENUE BY PRODUCT
AS ADJUSTED FOR THE IMPACT OF ASC 606 ADOPTION
FOR YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017
(In thousands, except per share amounts, unaudited)

	Three Months Ended								Year Ending December 31,
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017	2015	2016	2017
Medicare
Medicare Advantage	$18,207	$17,241	$12,956	$47,332	$19,205	$18,677	$17,544	$52,143	$75,479	$95,736	107,567
Medicare Supplement	2,414	2,295	2,048	4,804	3,914	2,886	3,442	5,193	9,271	11,561	15,435
Medicare Part D	1,276	1,214	1,113	5,197	1,378	1,203	977	7,527	6,771	8,800	11,085
Total Medicare	21,897	20,750	16,117	57,333	24,497	22,766	21,963	64,863	91,521	116,097	134,087

Individual and Family (1)
Non-Qualified Health Plans	7,626	2,705	3,732	4,789	3,773	1,988	1,665	2,598	40,630	18,852	10,024
Qualified Health Plans	9,116	3,551	695	1,003	3,132	2,634	323	966	18,790	14,365	7,055
Total IFP	16,742	6,256	4,427	5,792	6,905	4,622	1,988	3,564	59,420	33,217	17,079

Ancillaries
Short-term	2,185	1,859	1,761	1,471	1,846	1,029	1,405	1,223	7,788	7,276	5,504
Dental	2,846	1,338	1,077	1,707	1,847	1,003	960	1,254	10,702	6,968	5,064
Vision	653	351	330	679	570	282	285	470	2,575	2,013	1,607
Other	457	695	536	501	765	762	1,040	1,305	2,326	2,189	3,871
Total Ancillaries	6,141	4,243	3,704	4,358	5,028	3,076	3,690	4,252	23,391	18,446	16,046

Small Business	1,613	1,394	1,300	1,826	1,924	1,532	1,506	2,539	5,788	6,133	7,501

Commission Bonus	739	769	606	1,226	483	455	392	838	4,813	3,340	2,167

Total commission revenue	$47,132	$33,412	$26,154	$70,535	$38,837	$32,451	$29,539	$76,056	$184,933	$177,233	$176,880

(1)
We define our Individual and Family Plan offerings as major medical individual and family health insurance plans, which does not include Medicare-related, small business or ancillary plans. Individual and family health insurance plans include both Qualified and Non-Qualified plans. Qualified health plans are individual and family health insurance plans that meet the requirements of the Affordable Care Act and are offered through the government-run health insurance exchange in the relevant jurisdiction. Non-Qualified health plans are individual and family health insurance plans that meet the requirements of the Affordable Care Act and are not offered through the exchange in the relevant jurisdiction. Individuals that purchase Non-Qualified health plans cannot receive a subsidy in connection with the purchase of those plans.

EHEALTH, INC.
SUBMITTED APPLICATIONS
FOR YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

	Three Months Ended								Year Ending December 31,
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017	2015	2016	2017
Medicare (1)
Medicare Advantage	23,126	24,923	17,131	55,921	21,799	23,071	21,010	60,109	96,235	121,101	125,989
Medicare Supplement	3,431	3,390	3,037	8,118	4,540	4,157	4,578	8,126	11,543	17,976	21,401
Medicare Part D	4,375	4,405	3,894	21,239	4,938	3,938	3,338	30,591	24,514	33,913	42,805
Total Medicare	30,932	32,718	24,062	85,278	31,277	31,166	28,926	98,826	132,292	172,990	190,195

Individual and Family (2)
Non-Qualified Health Plans	33,193	8,369	7,823	29,437	14,264	4,098	4,041	17,871	160,576	78,822	40,274
Qualified Health Plans	41,080	1,411	1,121	15,653	7,747	1,327	1,086	16,994	140,322	59,265	27,154
Total Individual and Family	74,273	9,780	8,944	45,090	22,011	5,425	5,127	34,865	300,898	138,087	67,428

Ancillaries (3)
Short-term	42,846	27,212	27,737	23,314	24,285	22,414	26,527	20,219	145,874	121,109	93,445
Dental	37,263	21,638	17,303	22,134	23,378	16,734	14,523	15,817	136,600	98,338	70,452
Vision	13,087	6,668	6,061	9,943	9,857	6,204	5,937	7,470	49,424	35,759	29,468
Other	3,093	4,016	3,863	4,471	4,699	6,796	7,762	15,531	10,095	15,443	34,788
Total Ancillaries	96,289	59,534	54,964	59,862	62,219	52,148	54,749	59,037	341,993	270,649	228,153

Small Business (4)	1,112	1,089	1,420	2,287	1,162	1,280	1,239	2,777	4,011	5,908	6,458

Total Submitted Applications	202,606	103,121	89,390	192,517	116,669	90,019	90,041	195,505	779,194	587,634	492,234

EHEALTH, INC.
SUBMITTED APPLICATIONS (Continued)
FOR YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

Submitted Applications

Applications are counted as submitted when the applicant completes the application and either clicks the submit button on our website or provides verbal authorization to submit the application. The applicant may have additional actions to take before the application will be reviewed by the insurance carrier, such as providing additional information. In addition, an applicant may submit more than one application.

(1)
Medicare-related health insurance applications submitted on our website or through our customer care center during the period, including Medicare Advantage, Medicare Part D prescription drug and Medicare Supplement plans.

(2)
Major medical Individual and Family plan ("IFP") health insurance applications submitted on our website during the period. An applicant may submit more than one application. We define our IFP offerings as major medical individual and family health insurance plans, which does not include Medicare-related, small business or ancillary plans.

(3)	Ancillary Plans consists primarily of short-term, dental and vision insurance plans submitted on our website during the period.
(4)
Applications for small business health insurance applications are counted as submitted when the applicant completes the application, the employees complete their applications, the applicant submits the application to us and we submit the application to the carrier.

EHEALTH, INC.
APPROVED MEMBERS
FOR YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

	Three Months Ended								Year Ending December 31,
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017	2015	2016	2017
Medicare
Medicare Advantage	25,336	23,576	16,117	51,652	21,465	21,893	19,572	55,125	94,725	116,681	118,055
Medicare Supplement	2,695	2,586	2,165	4,868	4,199	3,179	3,550	5,064	8,811	12,314	15,992
Medicare Part D	4,967	4,082	3,724	20,195	5,132	4,163	3,265	29,058	25,864	32,968	41,618
Total Medicare	32,998	30,244	22,006	76,715	30,796	29,235	26,387	89,247	129,400	161,963	175,665

Individual and Family
Non-Qualified Health Plans	51,784	8,402	7,570	30,227	24,799	4,161	3,753	17,398	205,282	97,983	50,111
Qualified Health Plans	65,008	5,521	1,529	5,807	16,604	3,486	1,366	6,986	122,747	77,865	28,442
Total Individual and Family	116,792	13,923	9,099	36,034	41,403	7,647	5,119	24,384	328,029	175,848	78,553

Ancillaries
Short-term	30,225	24,181	25,656	20,257	21,251	18,470	24,116	21,269	122,280	100,319	85,106
Dental	37,783	19,610	16,429	21,315	24,734	15,679	13,640	13,871	142,927	95,137	67,924
Vision	14,437	6,979	6,532	10,994	10,753	6,593	6,194	7,820	58,245	38,942	31,360
Other	3,577	3,414	3,841	4,590	5,028	5,604	6,872	8,980	11,658	15,422	26,484
Total Ancillaries	86,022	54,184	52,458	57,156	61,766	46,346	50,822	51,940	335,110	249,820	210,874

Small Business	2,308	1,655	1,702	3,079	3,484	2,455	2,861	6,502	7,031	8,744	15,302

Total Approved Members	238,120	100,006	85,265	172,984	137,449	85,683	85,189	172,073	799,570	596,375	480,394

Approved Members
Approved Members represents the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the relevant period. Approved members may not pay for their plan and become paying members.

EHEALTH, INC.
ESTIMATED MEMBERSHIP
FOR YEARS ENDED DECEMBER 31, 2016 AND 2017

	Three Months Ended
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017
Medicare (1)
Medicare Advantage	133,665	150,942	149,511	191,904	174,561	185,819	195,970	236,857
Medicare Supplement	18,754	21,270	20,669	23,356	24,654	26,533	29,111	33,635
Medicare Part D	67,857	70,449	72,281	89,597	85,650	88,021	89,424	114,362
Total Medicare	220,276	242,661	242,461	304,857	284,865	300,373	314,505	384,854

Individual and Family (2)	522,998	481,318	390,421	360,634	265,201	244,897	227,330	224,396

Ancillaries (3)
Short-term	37,330	30,551	29,558	27,703	20,821	23,555	21,670	16,771
Dental	224,087	210,130	188,879	184,073	181,422	177,818	170,948	170,078
Vision	98,516	91,286	86,834	85,126	86,294	84,626	83,920	80,738
Other	20,847	22,292	21,776	23,271	23,361	23,361	22,701	28,356
Total Ancillaries	380,780	354,259	327,047	320,173	311,898	309,360	299,239	295,943

Small Business (4)	28,851	27,659	28,375	29,542	30,743	31,172	33,029	31,702

Total Estimated Membership	1,152,905	1,105,897	988,304	1,015,206	892,707	885,802	874,103	936,895

Estimated Membership

Estimated membership represents the estimated number of members active on health insurance as of the date indicated based on the number of members for whom we have received or applied a commission payment during the month of estimation.

(1)
For Medicare-related health insurance plans, we take the sum of (i) the number of members for whom we have received or applied a commission payment for a month that is up to two months prior to the date of estimation (after reducing that number using historical experience for assumed member cancellations over the period being estimated); and (ii) the number of approved members over that period (after reducing that number using historical experience for an assumed number of members who do not accept their approved policy from the same month of the previous year and for estimated member cancellations through the date of the estimate). To the extent we determine we have received substantially all of the commission payments related to a given month during the period being estimated, we will take the number of members for whom we have received or applied a commission payment during the month of estimation. Estimated number of members active on Medicare-related health insurance as of the date indicated based on the number of members for whom we have received or applied a commission payment during the month of estimation.

EHEALTH, INC.
ESTIMATED MEMBERSHIP (Continued)
FOR YEARS ENDED DECEMBER 31, 2016 AND 2017

(2)
To determine the estimate on Individual and Family (" IFP") health insurance plans, we take the sum of (i) the number of IFP members for whom we have received or applied a commission payment for a month that is up to six months prior to the date of estimation after reducing that number using historical experience for assumed member cancellations over the period being estimated; and (ii) the number of approved members over that period (after reducing that number by the percentage of members who do not accept their approved policy from the same month of the previous year for estimated member cancellations through the date of the estimate). To the extent we determine we have received substantially all of the commission payments related to a given month during the period being estimated, we will take the number of members for whom we have received or applied a commission payment during the month of estimation. For IFP health insurance plans, a member who purchases and is active on multiple standalone insurance plans will be counted as a member more than once. For example, a member who is active on both an individual and family health insurance plan and a standalone dental plan will be counted as two continuing members.

(3)
For ancillary health insurance plans (such as short-term, dental and vision insurance), we take the sum of (i) the number of members for whom we have received or applied a commission payment for a month that is up to three months prior to the date of estimation (after reducing that number using historical experience for assumed member cancellations over the period being estimated); and (ii) the number of approved members over that period (after reducing that number using historical experience for an assumed number of members who do not accept their approved policy from the same month of the previous year and for estimated member cancellations through the date of the estimate). To the extent we determine we have received substantially all of the commission payments related to a given month during the period being estimated, we will take the number of members for whom we have received or applied a commission payment during the month of estimation. The one to three-month period varies by insurance product and is largely dependent upon the timeliness of commission payment and related reporting from the related carriers.

(4)
For small business health insurance plans, we estimate the number of members using the number of initial members at the time the group is approved, and we update this number for changes in membership if such changes are reported to us by the group or carrier in the period it is reported. However, groups generally notify the carrier directly of policy cancellations and increases or decreases in group size without informing us. Health insurance carriers often do not communicate policy cancellation information or group size changes to us. We often are made aware of policy cancellations and group size changes at the time of annual renewal and update our membership statistics accordingly in the period they are reported.

Health insurance carrier’s bill and collect insurance premiums paid by our members. The carriers do not report to us the number of members that we have as of a given date. The majority of our members who terminate their policies do so by discontinuing their premium payments to the carrier and do not inform us of the cancellation. Also, some of our members pay their premiums less frequently than monthly. Given the number of months required to observe non-payment of commissions in order to confirm cancellations, we estimate the number of members who are active on insurance policies as of a specified date.
After we have estimated membership for a period, we may receive information from health insurance carriers that would have impacted the estimate if we had received the information prior to the date of estimation. We may receive commission payments or other information that indicates that a member who was not included in our estimates for a prior period was in fact an active member at that time, or that a member who was included in our estimates was in fact not an active member of ours. For instance, we reconcile information carriers provide to us and may determine that we were not historically paid commissions owed to us, which would cause us to have underestimated membership. Conversely, carriers may require us to return commission payments paid in a prior period due to policy cancellations for members we previously estimated as being active. We do not update our estimated membership numbers reported in previous periods. Instead, we reflect updated information regarding our historical membership in the membership estimate for the current period. As a result of the delay in our receipt of information from insurance carriers, actual trends in our membership are most discernible over periods longer than from one quarter to the next. As a result of the delay we experience in receiving information about our membership, it is difficult for us to determine with any certainty the impact of current conditions on our membership retention. Health care reform and its impacts as well as other factors could cause the assumptions and estimates that we make in connection with estimating our membership to be inaccurate, which would cause our membership estimates to be inaccurate.

EHEALTH, INC.
CONSTRAINED LIFETIME VALUE OF COMMISSIONS PER APROVED MEMBER
FOR YEARS ENDED DECEMBER 31, 2016 AND 2017

	Three Months Ended
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017
Medicare
Medicare Advantage	$719	$731	$804	$915	$892	$851	$892	$932
Medicare Supplement	$896	$888	$946	$987	$932	$908	$969	$1,024
Medicare Part D	$257	$297	$299	$257	$268	$289	$299	$259

Individual and Family
Non-QHP	$135	$121	$112	$142	$139	$129	$115	$139
QHP	$136	$124	$100	$133	$134	$121	$111	$133

Ancillaries
Short-term	$72	$77	$69	$73	$87	$56	$58	$58
Dental	$73	$65	$61	$77	$71	$58	$62	$82
Vision	$45	$50	$50	$62	$53	$43	$46	$60

Small Business	$161	$167	$161	$154	$168	$163	$167	$173

Constrained Lifetime Value of Commissions Per Approved Member

(1)
Constrained lifetime value (“LTV”) of commissions per approved member represents commissions estimated to be collected over the estimated life of an approved member’s policy after applying constraints in accordance with our revenue recognition policy. The estimate is driven by multiple factors, including but not limited to, contracted commission rates, carrier mix, expected policy churn and applied constraints. These factors may result in varying values from period to period.

(2)
For Small Business the amount represents the estimated commissions we expect to collect from the plan over the following 12-months. The estimate is driven by multiple factors, including but not limited to, contracted commission rates, carrier mix, expected policy churn and applied constraints. These factors may result in varying values from period to period.

EHEALTH, INC.
CONSTRAINTS ON LIFETIME VALUE OF COMMISSIONS PER APPROVED MEMBER
FOR YEARS ENDED DECEMBER 31, 2016 AND 2017

	Three Months Ended
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017
Medicare
Medicare Advantage	7%	7%	7%	7%	7%	7%	7%	7%
Medicare Supplement	5%	5%	5%	5%	5%	5%	5%	5%
Medicare Part D	5%	5%	5%	5%	5%	5%	5%	5%

Individual and Family
Non-QHP	15%	15%	15%	15%	15%	15%	15%	15%
QHP	20%	20%	20%	20%	20%	20%	20%	20%

Ancillaries	10%	10%	10%	10%	10%	10%	10%	10%

Small Business	—%	—%	—%	—%	—%	—%	—%	—%

Constraints on Lifetime Value of Commissions Per Approved Member
Constraints are applied to derive the constrained lifetime value ("LTV") of commissions per approved member for revenue recognition in accordance with our revenue recognition policy. The constraints are applied to help ensure that commissions estimated to be collected over the estimated life of an approved member’s plan are recognized as revenue only to the extent that is it probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with future commissions receivable from the plan is subsequently resolved. We evaluate constraints on an annual basis for factors affecting our estimate of LTV of commissions per approved member and apply management judgment to determine the constraints based on current trends impacting our business.

EHEALTH, INC.
EXPENSE METRICS PER APPROVED MEMBER
FOR YEARS ENDED DECEMBER 31, 2016 AND 2017

	Three Months Ended								Year Ending December 31,
	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017	Sep. 30, 2017	Dec. 31, 2017	2015	2016	2017
Variable marketing cost per approved member
Medicare variable marketing cost per approved Medicare Advantage ("MA")-equivalent member (1)	$337	$343	$405	$391	$408	$416	$396	$254	$286	$372	$337
Individual and Family Plan ("IFP") variable marketing cost per approved IFP-equivalent member (2)	$63	$24	$25	$62	$35	$25	$31	$94	$85	$55	$50

Customer care and enrollment ("CC&E") expense per approved member
Medicare CC&E expense per approved MA-equivalent member (3)	$277	$319	$483	$219	$337	$358	$535	$242	$297	$288	$330
IFP CC&E expense per approved IFP-equivalent member (4)	$13	$62	$87	$49	$42	$131	$147	$66	$23	$32	$74

Expense Metrics Per Approved Member

(1)
Variable marketing cost per approved MA-equivalent member represents direct costs incurred in member acquisition for Medicare Advantage, Medicare Supplement and Medicare Part D plans from our direct, marketing partners and online advertising channels divided by MA-equivalent approved members in a given period. MA-equivalent members is a derived metric and is equal to the sum of Medicare Part D approved members divided by 4, the number of Medicare Advantage approved members and the number of Medicare Supplement approved members in the given period.

(2)
Variable marketing cost per approved IFP-equivalent member represents direct costs incurred in member acquisition for IFP plans from our direct, marketing partners and online advertising channels divided by IFP-equivalent approved members in a given period. IFP-equivalent approved members is a derived metric and is equal to the sum of the number of short-term approved members divided by 3 and the IFP approved members in the given period.

(3)
Medicare CC&E expense per approved MA-equivalent member is equal to the CC&E expense of our Medicare business included in our operating costs and reported in our condensed consolidated statements of operations divided by MA-equivalent approved members in a given period. MA-equivalent approved members is a derived metric and is equal to the sum of Medicare Part D approved members divided by 4, the number of Medicare Advantage approved members and the number of Medicare Supplement approved members in the given period.

(4)
IFP CC&E expense per approved IFP-equivalent member is equal to the CC&E expense of our IFP business included in our operating costs and reported in our condensed consolidated statement of operations divided by IFP-equivalent approved members in a given period. IFP-equivalent approved members is a derived metric and is equal to the sum of the number of short-term approved members divided by 3 and the IFP approved members in the given period.